Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5244 - PremierSolutions Standard (Series II)
HV-5776 - PremierSolutions Cornerstone
HV-5795 - PremierSolutions Standard (Series A)
HV-6775 - PremierSolutions Cornerstone (Series II)
HV-6779 - PremierSolutions Standard (Series A-II)
HV-7969 - State of Iowa Retirement Investors Club 403(b)

Supplement dated March 20, 2026 to Prospectuses dated May 1, 2025

This Supplement is regarding the Goldman Sachs Government Income Fund in the above-referenced product Prospectuses.

Reorganization

As described in a prospectus supplement for the Goldman Sachs Government Income Fund, as well as a product supplement we sent you on or about February 10, 2026, the Board of Trustees of the Goldman Sachs Trust approved an Agreement and Plan of Reorganization that contemplated the reorganization of the Goldman Sachs Government Income Fund (“Selling Fund”) with and into the Goldman Sachs U.S. Mortgages Fund (“Acquiring Fund”) ("Reorganization").

Under the terms of the Reorganization, the Selling Fund transferred all of its assets to the Acquiring Fund and the Acquiring Fund assumed all of the liabilities of the Selling Fund. Subsequently, the Selling Fund was liquidated and shareholders of the Selling Fund became shareholders of the Acquiring Fund.

The Reorganization closed on or about February 27, 2026 (“Closing Date”), and was expected to be tax-free for U.S. federal income tax purposes.

As of the close of business on January 16, 2026, the subaccount of the Separate Account that invests in the Selling Fund was closed to new investors. As of the close of business on February 23, 2026, the subaccount of the Separate Account that invests in the Selling Fund was closed to existing investors.

As of the close of business on the Closing Date, investors who held units of the Separate Account Sub-Account that invests in Class A shares of the Selling Fund automatically received a proportionate number of Class A
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shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

As a result of the above, effective on the Closing Date, the Selling Fund was removed from the above-captioned product Prospectuses and the Acquiring Fund was added as follows to the “Appendix A – Underlying Funds” section of the Prospectuses (all other information contained in the “Appendix A – Underlying Funds” section of the Prospectuses remained unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Government Mortgage-Backed Bond	Goldman Sachs U.S. Mortgages Fund - Class A*	0.79%	-2.69%	-1.63%	0.20%
	Adviser: Goldman Sachs Asset Management, L.P.
	Subadviser: N/A

*Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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